FIRST INVESTORS LIFE SERIES FUND
    SUPPLEMENT DATED OCTOBER 31, 2000 TO THE PROSPECTUS DATED APRIL 28, 2000.

The description of the Portfolio Managers for the Blue Chip Fund in the section entitled "Fund Management" is hereby deleted and replaced with the following:

Dennis T. Fitzpatrick serves as Portfolio Manager of the Blue Chip Fund. Mr. Fitzpatrick also manages other Funds. Prior to October 2000, he was the Co-Portfolio Manager of each of these Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity and Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.